UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2018 – SEPTEMBER 30, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds
September 30, 2019

AMG SouthernSun Small Cap Fund
Class N: SSSFX	| Class I: SSSIX
AMG SouthernSun U.S. Equity Fund
Class N: SSEFX	| Class I: SSEIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	093019 AR076

AMG Funds
Annual Report — September 30, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG SouthernSun Small Cap Fund	4

AMG SouthernSun U.S. Equity Fund	9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	14

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	16

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17

Detail of changes in assets for the past two fiscal years

Financial Highlights	18

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	22

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

OTHER INFORMATION	29

TRUSTEES AND OFFICERS	30

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	32

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG

Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended September 30, 2019, was a volatile period for financial markets and led to mixed returns for investors. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (“Fed”) policy and an escalation of the U.S./China trade war triggered a selloff. A dovish pivot from global central banks fueled a strong rebound in 2019 as the U.S. bull market celebrated its 10-year anniversary. However, global economic weakness, rising geopolitical tensions, and the ongoing trade war remained key risks for global investors. The S&P 500® Index returned a modestly positive 4.25% during the fiscal year. International equities were less resistant to pressures facing the global economy and returned -0.72% as measured by the MSCI All Country World Index ex USA.

In total, nine out of eleven sectors of the S&P 500® Index were positive during the prior twelve months. However, there was significant dispersion in the Index as defensive stocks significantly outperformed other sectors. The utilities, real estate, and consumer staples sectors led the Index with returns of 27.10%, 24.74%, and 16.85%, respectively. Companies within the energy, health care, and industrial sectors lagged other sectors with returns of -19.22%, -3.55%, and 1.45%, respectively. Value stocks rallied during September and achieved modest outperformance vs. growth stocks for the full fiscal year with returns of 4.00% and 3.71% for the Russell 1000® Value and Russell 1000® Growth Indexes, respectively. International developed and emerging markets demonstrated weaker performance, with the MSCI EAFE and MSCI Emerging Markets Index returning -1.34% and -2.02%, respectively, in the twelve months ending September 30, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.68% as of September 30, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with a 10.30% return. High yield bonds lagged the broader bond market and returned 6.36% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with an 8.55% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Average Annual Total Returns		Periods ended September 30, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	4.25%	13.39%	10.84%

Small Caps	(Russell 2000® Index)	-8.89%	8.23%	8.19%

International	(MSCI All Country World Index ex USA)	-0.72%	6.85%	3.39%

Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	10.30%	2.92%	3.38%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	6.36%	6.07%	5.37%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	8.55%	3.19%	3.66%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.64%	1.67%	1.16%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2019	Expense Ratio for the Period	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Expenses Paid During the Period*
AMG SouthernSun Small Cap Fund

Based on Actual Fund Return

Class N	1.23%	$1,000	$1,015	$6.21

Class I	0.98%	$1,000	$1,016	$4.95

Based on Hypothetical 5% Annual Return

Class N	1.23%	$1,000	$1,019	$6.23

Class I	0.98%	$1,000	$1,020	$4.96
AMG SouthernSun U.S. Equity Fund

Based on Actual Fund Return

Class N	1.17%	$1,000	$1,007	$5.89

Class I	0.95%	$1,000	$1,009	$4.78

Based on Hypothetical 5% Annual Return

Class N	1.17%	$1,000	$1,019	$5.92

Class I	0.95%	$1,000	$1,020	$4.81

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

We contend that the current landscape of investment choices is unlike anything that investors have seen before. There is approximately $14 trillion in negative yielding sovereign bonds; “growth” has outperformed “value” for a longer period than we have seen since the 1930s; geopolitical events are driving further volatility; we live in an age in which Twitter moves markets; and, in our opinion, the popularity of tech, momentum, and passive investing has driven overall valuations higher—making it difficult for investors to find opportunities for meaningful future returns.

What SouthernSun offers is different. For the past 30 years, we have consistently implemented a bottom-up, fundamentals-based, value-oriented investment philosophy and process. While evidence suggests that our approach has been out of favor, we believe that our long-term track record is proof that our investment philosophy and process work well, and we contend that we are moving into an environment that will reward patient, long-term investors in high conviction, high quality portfolios trading at attractive valuations. We believe that the businesses in which we have invested are led by capable management teams with clear plans to grow shareholder value through improved financial and operational performance. Despite the “noise” from the financial news sources, the leaders of our portfolio companies remain focused on their business—specifically, on new product introductions, research and development, innovation, sales strategies, operational excellence, and productivity along with selective and disciplined M&A.

In addition, new ideas for our portfolio often come from places where the herd spends little time, including factory tours, trade journals, and trade shows. Our approach has been consistent, yet improving over time, and our team is experienced at navigating risk and finding opportunities in a host of market environments.

Equity markets were volatile over the past year. Even though the markets seemed to focus on headlines surrounding China-U.S. trade, Federal Reserve actions, and hyped/failed IPOs, overall, the businesses in which we have invested continue to see opportunities for organic growth and margin improvement. We believe that shareholder value is built over time through the incorporation of technology into new products and services, by improving cost structures, by optimizing supply chains, and by targeting new applications for new end-markets, etc.

Disciplined capital allocation continues to be a key requirement for our investment team as we watch so many companies add to record levels of leverage, and other market participants chase record high valuations. We believe the results of our portfolio companies demonstrate solid progress toward building long-term value, and the opportunity for price appreciation in our portfolio from this point forward is significant.

FUND PERFORMANCE

In the AMG SouthernSun Small Cap Fund (the “Fund),” we have one holding in the energy sector, and over the trailing twelve-month period ending September 30, 2019, our weakest performance was in energy. Likewise, the energy sector of the Russell 2000® Index was the weakest performing sector, which was off close to 50% in the trailing twelve months. Encana Corporation (ECA), a leading energy exploration and production company, was the largest detractor in the Fund on an absolute basis in the period. During the year, ECA completed a merger with Newfield Exploration Company, and, in our opinion, the combination of the two entities has resulted in a more diversified company with high quality assets in the Permian, Anadarko, and Montney plays with significant opportunities for cost synergies. Management has executed the integration very well; however, in our opinion, the market headlines regarding trade wars and concerns about the possibility of a global recession which could result in lower demand for oil and gas have caused investors to avoid the energy related equities—despite supply uncertainty due to instability in the Middle East, and recent global inventory draws.

Sanderson Farms (SAFM), the third largest poultry processor in the U.S., was the leading contributor on an absolute basis in the period. Over the year, better chicken prices and lower feed costs resulted in margin expansion. SAFM is one of the few poultry companies that have expanded capacity over the last decade, and they have consistently gained market share. Their newest plant in Tyler, Texas is ramping up, and when the facility is fully online, the company will have the capacity to process approximately 5.2 billion pounds annually, up from their current capacity of approximately 4.6 billion pounds. As one of the industry’s most efficient producers, run by a veteran management team, we believe the company is well positioned to continue to capture market share.

We believe our approach offers investors the opportunity for meaningful returns, and in our opinion, we are moving into a market environment that will favor high-conviction, concentrated portfolios containing high quality businesses trading at attractive valuations.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Class N shares on September 30, 2009, to a $10,000 investment made in the Russell 2000® Index and MSCI USA Small Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund, the Russell 2000® Index and the MSCI USA Small Cap Index for the same time periods ended September 30, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years

AMG SouthernSun Small Cap Fund2, [3,4,5,6,7]

Class N	(7.46%)	0.49%	11.17%

Class I	(7.25%)	0.74%	11.46%

Russell 2000® Index8, [10]	(8.89%)	8.19%	11.19%

MSCI USA Small Cap Index9, [10]	(5.27%)	8.35%	12.06%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2019. All returns are in U.S. dollars ($).

[2]	AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014, reflects performance of the predecessor fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[6]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance.

[9]	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the U.S. equity market.

[10]	Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG SouthernSun Small Cap Fund
Fund Snapshots (unaudited) September 30, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	43.4

Consumer Discretionary	16.2

Consumer Staples	10.7

Information Technology	8.4

Materials	8.2

Health Care	4.9

Energy	2.8

Short-Term Investments	4.5

Other Assets Less Liabilities	0.9

TOP TEN HOLDINGS

Security Name	% of Net Assets
Dycom Industries, Inc.	6.5
Darling Ingredients, Inc.	6.1
The Brink’s Co.	5.8
The Timken Co.	5.6
Extended Stay America, Inc.	5.1
Clean Harbors, Inc.	5.0
Koppers Holdings, Inc.	4.9
Hill-Rom Holdings, Inc.	4.9
Belden, Inc.	4.8
Sanderson Farms, Inc.	4.6

Top Ten as a Group	53.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments
September 30, 2019

	Shares	Value
Common Stocks - 94.6%

Consumer Discretionary - 16.2%

Extended Stay America, Inc.	502,576	$7,357,713

Murphy USA, Inc.*	46,258	3,945,807

Polaris, Inc.	63,821	5,616,886

Thor Industries, Inc.[1]	114,489	6,484,657

Total Consumer Discretionary		23,405,063

Consumer Staples - 10.7%

Darling Ingredients, Inc.*	461,426	8,827,080

Sanderson Farms, Inc.[1]	43,643	6,604,495

Total Consumer Staples		15,431,575

Energy - 2.8%

Encana Corp. (Canada)	867,210	3,989,166

Health Care - 4.9%

Hill-Rom Holdings, Inc.	67,343	7,086,504

Industrials - 43.4%

Actuant Corp., Class A	248,010	5,441,339

Aegion Corp.*	254,388	5,438,815

AGCO Corp.	85,839	6,498,012

The Brink’s Co.	99,893	8,286,124

Clean Harbors, Inc.*	93,948	7,252,786

Crane Co.	77,776	6,271,079

Dycom Industries, Inc.*,1	182,761	9,329,949

The Timken Co.	187,078	8,139,764

Trinity Industries, Inc.[1]	306,489	6,031,704

Total Industrials		62,689,572

Information Technology - 8.4%

Belden, Inc.	129,753	6,921,025

Broadridge Financial Solutions, Inc.	42,052	5,232,530

Total Information Technology		12,153,555

	Shares	Value

Materials - 8.2%

Koppers Holdings, Inc.*	244,043	$7,128,496

Stepan Co.	48,547	4,711,972

Total Materials		11,840,468

Total Common Stocks (Cost $120,925,519)		136,595,903

	Principal Amount
Short-Term Investments - 4.5%

Joint Repurchase Agreements - 0.6%[2]

Citadel Securities LLC, dated 09/30/19, due 10/01/19, 2.390% total to be received $851,188 (collateralized by various U.S. Treasuries, 0.000% - 8.500%, 10/15/19 - 09/09/49, totaling $868,211)	$851,131	851,131

	Shares

Other Investment Companies - 3.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.85%[3]	1,874,411	1,874,411

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.90%[3]	1,874,411	1,874,411

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.87%[3]	1,931,211	1,931,211

Total Other Investment Companies		5,680,033

Total Short-Term Investments (Cost $6,531,164)		6,531,164

Total Investments - 99.1% (Cost $127,456,683)		143,127,067

Other Assets, less Liabilities - 0.9%		1,294,342

Net Assets - 100.0%		$144,421,409

*	Non-income producing security.

[1]

Some of these securities, amounting to $18,544,003 or 12.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
7

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$136,595,903	—	—	$136,595,903

Short-Term Investments

Joint Repurchase Agreements	—	$851,131	—	851,131

Other Investment Companies	5,680,033	—	—	5,680,033

Total Investments in Securities	$142,275,936	$851,131	—	$143,127,067

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
8

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

We contend that the current landscape of investment choices is unlike anything that investors have seen before. There is approximately $14 trillion in negative yielding sovereign bonds; “growth” has outperformed “value” for a longer period than we have seen since the 1930s; geopolitical events are driving further volatility; we live in an age in which Twitter moves markets; and, in our opinion, the popularity of tech, momentum, and passive investing has driven overall valuations higher—making it difficult for investors to find opportunities for meaningful future returns.

What SouthernSun offers is different. For the past 30 years, we have consistently implemented a bottom-up, fundamentals-based, value-oriented investment philosophy and process. While evidence suggests that our approach has been out of favor, we believe that our long-term track record is proof that our investment philosophy and process work well, and we contend that we are moving into an environment that will reward patient, long-term investors in high conviction, high quality portfolios trading at attractive valuations. We believe that the businesses in which we have invested are led by capable management teams with clear plans to grow shareholder value through improved financial and operational performance. Despite the “noise” from the financial news sources, the leaders of our portfolio companies remain focused on their business—specifically, on new product introductions, research and development, innovation, sales strategies, operational excellence, and productivity along with selective and disciplined M&A.

In addition, new ideas for our portfolio often come from places where the herd spends little time, including factory tours, trade journals, and trade shows. Our approach has been consistent, yet improving over time, and our team is experienced at navigating risk and finding opportunities in a host of market environments.

Equity markets were volatile over the past year. Even though the markets seemed to focus on headlines surrounding China-U.S. trade, Federal Reserve actions, and hyped/failed IPOs, overall, the businesses in which we have invested continue to see opportunities for organic growth and margin improvement. We believe that shareholder value is built over time through the incorporation of technology into new products and services, by improving cost structures, by optimizing supply chains, and by targeting new applications for new end-markets, etc.

Disciplined capital allocation continues to be a key requirement for our investment team as we watch so many companies add to record levels of leverage, and other market participants chase record high valuations. We believe the results of our portfolio companies demonstrate solid progress toward building long-term value, and the opportunity for price appreciation in our portfolio from this point forward is significant.

FUND PERFORMANCE

In the AMG SouthernSun U.S. Equity Fund (the “Fund),” we have one holding in the energy sector, and over the trailing twelve-month period ending September 30, 2019, our weakest performance was in energy. Likewise, the energy sector of the Russell 2500® Index was the weakest performing sector, which was off close to 50% in the trailing twelve months. Encana Corporation (ECA), a leading energy exploration and production company, was the largest detractor in the Fund on an absolute basis in the period. During the year, ECA completed a merger with Newfield Exploration Company, and, in our opinion, the combination of the two entities has resulted in a more diversified company with high quality assets in the Permian, Anadarko, and Montney plays with significant opportunities for cost synergies. Management has executed the integration very well; however, in our opinion, the market headlines regarding trade wars and concerns about the possibility of a global recession which could result in lower demand for oil and gas have caused investors to avoid the energy related equities—despite supply uncertainty due to instability in the Middle East, and recent global inventory draws.

The Brink’s Company (BCO) was the leading contributor to performance on an absolute basis in the period. BCO is the world’s largest cash management company including cash-in-transit, ATM replenishment and maintenance, and international transportation of valuables. Over the past few years, new management has made significant operational improvements to the business, and they have grown the business organically and through strategic bolt-on acquisitions. Financial results have improved dramatically, and we believe that management is committed to continued growth, and they have a track record of executing well.

We believe our approach offers investors the opportunity for meaningful returns, and in our opinion, we are moving into a market environment that will favor high-conviction, concentrated portfolios containing high quality businesses trading at attractive valuations.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

9

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Class I shares on April 10, 2012, to a $10,000 investment made in the Russell 2500® Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500® Index and the Russell Midcap® Index for the same time periods ended September 30, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG SouthernSun U.S. Equity Fund2, [3,4,5,6,7,8]

Class N	(11.50%)	(0.33%)	5.74%	04/10/12

Class I	(11.27%)	(0.07%)	6.00%	04/10/12

Russell 2500® Index9, [11]	(4.04%)	8.57%	11.59%	04/10/12	†

Russell Midcap® Index10, [11]	3.19%	9.10%	12.50%	04/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2019. All returns are in U.S. dollars ($).

[2]	AMG SouthernSun U.S Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014, reflects performance of the predecessor fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[7]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]	The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance.

[10]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

[11]	Unlike the Fund, the indices are unmanaged, are not available for investment, and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

10

AMG SouthernSun U.S. Equity Fund
Fund Snapshots (unaudited) September 30, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	41.8

Consumer Discretionary	20.3

Information Technology	11.5

Consumer Staples	6.3

Financials	5.5

Materials	5.0

Health Care	5.0

Energy	2.6

Short-Term Investments	2.1

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Darling Ingredients, Inc.	6.3
Dycom Industries, Inc.	6.3
The Brink’s Co.	5.8
The Timken Co.	5.8
Hanesbrands, Inc.	5.2
Extended Stay America, Inc.	5.0
Clean Harbors, Inc.	5.0
Westrock Co.	5.0
Centene Corp.	5.0
Crane Co.	4.5

Top Ten as a Group	53.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments
September 30, 2019

	Shares	Value

Common Stocks - 98.0%

Consumer Discretionary - 20.3%

Extended Stay America, Inc.	299,461	$4,384,109

Hanesbrands, Inc.[1]	296,815	4,547,206

Murphy USA, Inc.*	23,332	1,990,219

Polaris, Inc.	38,082	3,351,597

Thor Industries, Inc.[1]	59,562	3,373,592

Total Consumer Discretionary		17,646,723

Consumer Staples - 6.3%

Darling Ingredients, Inc.*	285,538	5,462,342

Energy - 2.6%

Encana Corp. (Canada)[1]	499,128	2,295,989

Financials - 5.5%

First Horizon National Corp.	187,741	3,041,404

SEI Investments Co.	29,379	1,740,853

Total Financials		4,782,257

Health Care - 5.0%

Centene Corp.*	100,107	4,330,629

Industrials - 41.8%

AGCO Corp.	51,470	3,896,279

The Brink’s Co.[1]	60,928	5,053,978

Clean Harbors, Inc.*	56,574	4,367,513

Crane Co.	48,685	3,925,471

Dycom Industries, Inc.*,1	106,635	5,443,717

IDEX Corp.	21,237	3,480,320

The Timken Co.	116,143	5,053,382

Trinity Industries, Inc.[1]	184,215	3,625,351

Watsco, Inc.[1]	9,030	1,527,695

Total Industrials		36,373,706

	Shares	Value

Information Technology - 11.5%

Broadridge Financial Solutions, Inc.	23,381	$2,909,298

Knowles Corp.*,1	175,022	3,559,947

The Western Union Co.[1]	154,373	3,576,822

Total Information Technology		10,046,067

Materials - 5.0%

Westrock Co.	119,145	4,342,835

Total Common Stocks (Cost $72,220,749)		85,280,548

	Principal Amount
Short-Term Investments - 2.1%

Joint Repurchase Agreements - 2.1%[2]

Cantor Fitzgerald Securities, Inc., dated 09/30/19, due 10/01/19, 2.400% total to be received $791,675 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/19 -07/15/61, totaling $807,454)	$791,622	791,622

RBC Dominion Securities, Inc., dated 09/30/19, due 10/01/19, 2.370% total to be received $1,000,066 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 10/15/19 - 09/01/49, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,791,622

Total Short-Term Investments (Cost $1,791,622)		1,791,622

Total Investments - 100.1% (Cost $74,012,371)		87,072,170

Other Assets, less Liabilities - (0.1)%		(53,516)

Net Assets - 100.0%		$87,018,654

*	Non-income producing security.

[1]

Some of these securities, amounting to $24,298,875 or 27.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

The accompanying notes are an integral part of these financial statements.
12

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2019:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$85,280,548	—	—	$85,280,548

Short-Term Investments

Joint Repurchase Agreements	—	$1,791,622	—	1,791,622

Total Investments in Securities	$85,280,548	$1,791,622	—	$87,072,170

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
13

Statement of Assets and Liabilities
September 30, 2019

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund
Assets:

Investments at value[1] (including securities on loan valued at $18,544,003, and $24,298,875, respectively)	$143,127,067	$87,072,170

Cash	13,802	—

Receivable for investments sold	—	6,257,179

Interfund loan receivable	2,226,631	—

Dividend, interest and other receivables	69,653	45,939

Receivable for Fund shares sold	7,107	3,023

Prepaid expenses and other assets	21,537	23,050
Total assets	145,465,797	93,401,361
Liabilities:

Payable upon return of securities loaned	851,131	1,791,622

Payable for Fund shares repurchased	26,728	38,419

Interfund loan payable	—	4,429,875

Accrued expenses:

Investment advisory and management fees	88,357	57,786

Administrative fees	17,671	11,557

Distribution fees	8,233	1,491

Other	52,268	51,957
Total liabilities	1,044,388	6,382,707

Net Assets	$144,421,409	$87,018,654
[1] Investments at cost	$127,456,683	$74,012,371

The accompanying notes are an integral part of these financial statements.
14

Statement of Assets and Liabilities (continued)

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund
Net Assets Represent:
Paid-in capital	$122,270,844	$84,675,410
Total distributable earnings	22,150,565	2,343,244
Net Assets	$144,421,409	$87,018,654

Class N:
Net Assets	$40,278,860	$7,205,567
Shares outstanding	1,783,224	605,482
Net asset value, offering and redemption price per share	$22.59	$11.90
Class I:
Net Assets	$104,142,549	$79,813,087
Shares outstanding	4,519,326	6,731,544
Net asset value, offering and redemption price per share	$23.04	$11.86

The accompanying notes are an integral part of these financial statements.
15

Statement of Operations
For the fiscal year ended September 30, 2019

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund
Investment Income:
Dividend income	$2,009,208	$2,834,759
Interest income	2,039	301
Securities lending income	19,686	27,478
Foreign withholding tax	(9,392)	(6,446)
Total investment income	2,021,541	2,856,092
Expenses:
Investment advisory and management fees	1,203,746	1,219,253
Administrative fees	240,749	243,851
Distribution fees - Class N	111,678	14,812
Distribution fees - Class C	—	44,489
Registration fees	43,079	63,109
Professional fees	39,386	35,841
Custodian fees	17,789	13,130
Trustee fees and expenses	16,474	20,640
Reports to shareholders	12,721	10,927
Transfer agent fees	7,666	9,082
Miscellaneous	9,145	17,631
Total expenses before offsets	1,702,433	1,692,765
Expense reductions	(2,650)	(95,685)
Net expenses	1,699,783	1,597,080

Net investment income	321,758	1,259,012
Net Realized and Unrealized Loss:
Net realized gain (loss) on investments	11,004,443	(3,037,805)
Net change in unrealized appreciation/depreciation on investments	(34,966,325)	(37,527,100)

Net realized and unrealized loss	(23,961,882)	(40,564,905)

Net decrease in net assets resulting from operations	$(23,640,124)	$(39,305,893)

The accompanying notes are an integral part of these financial statements.
16

Statements of Changes in Net Assets
For the fiscal years ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund

	2019	2018	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$321,758	$(55,039)	$1,259,012	$2,772,116
Net realized gain (loss) on investments	11,004,443	28,145,177	(3,037,805)	51,705,463
Net change in unrealized appreciation/depreciation on investments	(34,966,325)	(30,310,983)	(37,527,100)	(40,928,337)
Net increase (decrease) in net assets resulting from operations	(23,640,124)	(2,220,845)	(39,305,893)	13,549,242
Distributions to Shareholders:[1]
Class N	(1,879,621)	—	(303,270)	(4,558)
Class I	(4,140,540)	—	(13,176,945)	(2,409,435)
Class C2	—	—	(411,195)	—
Total distributions to shareholders	(6,020,161)	—	(13,891,410)	(2,413,993)
Capital Share Transactions:[3]
Net decrease from capital share transactions	(60,021,678)	(123,980,441)	(153,779,289)	(554,179,773)

Total decrease in net assets	(89,681,963)	(126,201,286)	(206,976,592)	(543,044,524)
Net Assets:
Beginning of year	234,103,372	360,304,658	293,995,246	837,039,770
End of year[4]	$144,421,409	$234,103,372	$87,018,654	$293,995,246

[1]	See Note 1(d) of the Notes to Financial Statements.
[2]	Effective May 31, 2019, Class C shares were converted into Class N shares.
[3]	See Note 1(g) of the Notes to Financial Statements.
[4]

Net assets - End of year includes undistributed (distributions in excess of) net investment income of $(79,245) and $1,801,983 for SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, respectively, in 2018. During the fiscal year ended September 30, 2019, the requirement to disclose undistributed (distribution in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
17

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,

Class N	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Year	$25.59	$25.79	$21.16	$21.09	$28.23
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.00 [4]	(0.05)	(0.04)	0.00 [4,5]	0.01

Net realized and unrealized gain (loss) on investments	(2.10)	(0.15)	4.67	2.42	(5.01)

Total income (loss) from investment operations	(2.10)	(0.20)	4.63	2.42	(5.00)
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.02)	—
Net realized gain on investments	(0.90)	—	—	(2.33)	(2.14)
Total distributions to shareholders	(0.90)	—	—	(2.35)	(2.14)
Net Asset Value, End of Year	$22.59	$25.59	$25.79	$21.16	$21.09
Total Return[3,6]	(7.46)%	(0.78)%	21.88%	12.97%	(18.94)%

Ratio of net expenses to average net assets[7]	1.24%	1.21%	1.21%	1.20%	1.19%

Ratio of gross expenses to average net assets[8]	1.24%	1.21%	1.21%	1.21%	1.20%

Ratio of net investment income (loss) to average net assets[3]	0.02%	(0.20)%	(0.19)%	0.01%	0.04%

Portfolio turnover	29%	20%	21%	16%	31%

Net assets end of year (000’s) omitted	$40,279	$60,916	$110,092	$139,603	$193,335

18

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,

Class I	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Year	$26.02	$26.16	$21.46	$21.43	$28.62

Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.01	0.01	0.06 [5]	0.08
Net realized and unrealized gain (loss) on investments	(2.14)	(0.15)	4.74	2.45	(5.09)

Total income (loss) from investment operations	(2.08)	(0.14)	4.75	2.51	(5.01)
Less Distributions to Shareholders from:
Net investment income	—	—	(0.05)	(0.11)	(0.01)
Net realized gain on investments	(0.90)	—	—	(2.37)	(2.17)
Total distributions to shareholders	(0.90)	—	(0.05)	(2.48)	(2.18)
Net Asset Value, End of Year	$23.04	$26.02	$26.16	$21.46	$21.43
Total Return[3,6]	(7.25)%	(0.54)%	22.19%	13.23%	(18.73)%

Ratio of net expenses to average net assets[7]	0.99%	0.96%	0.96%	0.95%	0.94%

Ratio of gross expenses to average net assets[8]	0.99%	0.96%	0.96%	0.96%	0.95%

Ratio of net investment income to average net assets[3]	0.27%	0.05%	0.06%	0.27%	0.29%

Portfolio turnover	29%	20%	21%	16%	31%

Net assets end of year (000’s) omitted	$104,143	$173,188	$250,213	$210,363	$281,778

[1]	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[4]	Less than $0.005 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.01) and $0.05 for Class N and Class I shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2019, 2018, 2017, 2016, and 2015, respectively.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

19

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,

Class N	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Year	$14.40	$14.09	$12.63	$11.77	$13.89
Income (loss) from Investment Operations:
Net investment income[2,3]	0.07	0.02	0.01	0.03	0.03

Net realized and unrealized gain (loss) on investments	(1.85)	0.29	1.47	1.33	(1.83)

Total income (loss) from investment operations	(1.78)	0.31	1.48	1.36	(1.80)
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.00)[4]	(0.02)	(0.02)	—
Net realized gain on investments	(0.67)	—	—	(0.48)	(0.32)
Total distributions to shareholders	(0.72)	(0.00)[4]	(0.02)	(0.50)	(0.32)
Net Asset Value, End of Year	$11.90	$14.40	$14.09	$12.63	$11.77
Total Return[3,5]	(11.50)%	2.22%	11.71%	12.13%	(13.20)%
Ratio of net expenses to average net assets[6]	1.19%	1.19%	1.20%	1.20%	1.18%
Ratio of gross expenses to average net assets[7]	1.25%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets[3]	0.58%	0.17%	0.08%	0.23%	0.25%
Portfolio turnover	18%	46%	18%	16%	22%
Net assets end of year (000’s) omitted	$7,206	$8,516	$31,038	$45,902	$50,529

20

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal year ended September 30,

Class I	2019	2018	2017[1]	2016	2015
Net Asset Value, Beginning of Year	$14.44	$14.14	$12.67	$11.83	$13.94
Income (loss) from Investment Operations:
Net investment income[2,3]	0.10	0.06	0.04	0.06	0.07

Net realized and unrealized gain (loss) on investments	(1.87)	0.29	1.48	1.34	(1.85)

Total income (loss) from investment operations	(1.77)	0.35	1.52	1.40	(1.78)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.05)	(0.05)	(0.08)	(0.01)
Net realized gain on investments	(0.67)	—	—	(0.48)	(0.32)
Total distributions to shareholders	(0.81)	(0.05)	(0.05)	(0.56)	(0.33)
Net Asset Value, End of Year	$11.86	$14.44	$14.14	$12.67	$11.83
Total Return[3,5]	(11.27)%	2.46%	12.02%	12.42%	(12.98)%
Ratio of net expenses to average net assets[6]	0.94%	0.94%	0.95%	0.95%	0.93%

Ratio of gross expenses to average net assets[7]	1.00%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets[3]	0.81%	0.42%	0.33%	0.49%	0.53%
Portfolio turnover	18%	46%	18%	16%	22%
Net assets end of year (000’s) omitted	$79,813	$273,774	$770,603	$676,962	$715,376

[1]	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to 0.06%, 0.01%, less than 0.01%, less than 0.01% and 0.02% for the fiscal years ended 2019, 2018, 2017, 2016 and 2015, respectively.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

21

Notes to Financial Statements
September 30, 2019

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”) and AMG SouthernSun U.S. Equity Fund (“U.S. Equity”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N and Class I shares. Effective May 31, 2019, U.S. Equity Class C shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds are non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of

Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

22

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended September 30, 2019, the impact on the expenses and expense ratios, if any, were as follows: Small Cap—$2,650 or less than 0.01% of average net assets, and U.S. Equity—$95,685, or 0.06% of average net assets.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to redesignation of dividends paid and tax equalization utilized. Temporary differences are due to wash sales and qualified late-year deferred losses.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended September 30, 2018 were from the following sources:

Fund	Net Investment Income
U.S. Equity
Class N	$4,558
Class I	2,409,435
Class C	—

Total	$2,413,993

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

	Small Cap		U.S. Equity
Distributions paid from:	2019	2018	2019	2018
Ordinary income	—	—	$2,269,365	$2,413,993
Short-term capital gains	—	—	—	—
Long-term capital gains	$6,020,161	—	11,622,045	—

	$6,020,161	—	$13,891,410	$2,413,993

23

Notes to Financial Statements (continued)

As of September 30, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	U.S. Equity
Capital loss carryforward	—	—
Undistributed ordinary income	$242,513	$791,630
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	7,088,738	—
Late-year loss deferral	—	9,629,039

At September 30, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$128,307,753	$26,230,987	$(11,411,673)	$14,819,314
U.S. Equity	75,891,517	16,844,384	(5,663,731)	11,180,653

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2019, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended September 30, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, the Funds deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occured within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2019, Small Cap and U.S. Equity had redemption fees amounting to $2,290, and $3,675, respectively. For the fiscal year ended September 30, 2018, Small Cap and U.S. Equity had redemption fees amounting to $5,981, and $5,932, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended September 30, 2019 and September 30, 2018, the capital stock transactions by class for the Funds were as follows:

	Small Cap				U.S. Equity

	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	95,253	$2,119,270	89,066	$2,282,204	26,574	$324,800	102,312	$1,435,268

Reinvestment of distributions	98,931	1,839,129	—	—	29,173	296,113	315	4,520

Cost of shares repurchased	(791,545)	(17,149,131)	(1,977,728)	(50,313,989)	(419,017)	(5,105,912)	(1,714,337)	(24,291,143)

Share Conversion	—	—	—	—	377,354	4,264,933	—	—

Net increase (decrease)	(597,361)	$(13,190,732)	(1,888,662)	$(48,031,785)	14,084	$(220,066)	(1,611,710)	$(22,851,355)

24

Notes to Financial Statements (continued)

	Small Cap				U.S. Equity

	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class I:

Proceeds from sale of shares	1,507,885	$32,754,198	2,267,229	$58,554,315	2,236,387	$26,346,742	13,253,390	$187,941,807

Reinvestment of distributions	195,057	3,692,437	—	—	1,067,897	10,775,083	151,715	2,180,138

Cost of shares repurchased	(3,839,294)	(83,277,581)	(5,177,211)	(134,502,971)	(15,534,484)	(181,139,259)	(48,957,567)	(697,471,715)

Net decrease	(2,136,352)	$(46,830,946)	(2,909,982)	$(75,948,656)	(12,230,200)	$(144,017,434)	(35,552,462)	$(507,349,770)

Class C:[1]

Proceeds from sale of shares	—	—	—	—	5,449	$61,092	56,126	$749,626

Reinvestment of distributions	—	—	—	—	41,257	402,258	—	—

Cost of shares repurchased	—	—	—	—	(498,860)	(5,740,206)	(1,806,907)	(24,728,274)

Share Conversion	—	—	—	—	(394,138)	(4,264,933)	—	—

Net decrease	—	—	—	—	(846,292)	$(9,541,789)	(1,750,781)	$(23,978,648)

1 Effective May 31, 2019, Class C shares were converted into Class N shares.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2019, the market value of Repurchase agreements outstanding for Small Cap and U.S. Equity were $851,131 and $1,791,622, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by SouthernSun Asset Management, LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.75%

U.S. Equity	0.75%

The Investment Manager has contractually agreed, through at least February 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap and U.S. Equity to 1.25% and 1.09%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of

25

Notes to Financial Statements (continued)

the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At September 30, 2019, the Funds had no recoupment available.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of U.S. Equity, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and U.S. Equity Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributior up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and U.S Equity Class C shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of U.S. Equity for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2019, Small Cap lent a maximum of $6,890,569 for four days earning interest of $2,039 and U.S. Equity lent a maximum of $544,930 for seven days earning interest of $301. The interest income amount is included in the Statement of Operations as interest income. Small Cap borrowed a maximum amount of $6,308,110 for three days paying interest of $1,518 and U.S. Equity borrowed a maximum amount of $18,574,876 for fifteen days paying interest of $5,861. The interest amount is included in the Statement of Operations as miscellaneous expense. At September 30, 2019, Small Cap had interfund loans of $2,226,631 outstanding and U.S. Equity had interfund borrowings of $4,429,875 outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$44,559,206	$97,684,381

U.S. Equity	28,399,431	184,614,054

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at September 30, 2019, were as follows:

26

Notes to Financial Statements (continued)

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Small Cap	$18,544,003	$851,131	$17,160,716	$18,011,847
U.S. Equity	24,298,875	1,791,622	22,885,973	24,677,595

The following table summarizes the securities received as collateral for securities lending at September 30, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Small Cap	U.S. Treasury Obligations	0.000%-8.750%	10/15/19-02/15/49
U.S. Equity	U.S. Treasury Obligations	0.000%-8.750%	10/22/19-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Small Cap
Citadel Securities LLC	$851,131	—	$851,131	$851,131	—
U.S. Equity
Cantor Fitzgerald Securities, Inc.	$791,622	—	$791,622	$791,622	—
RBC Dominion Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$1,791,622	—	$1,791,622	$1,791,622	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

27

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND AND AMG SOUTHERNSUN U.S. EQUITY FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (two of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, MA

November 20, 2019

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

28

Other Information

TAX INFORMATION

The AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund each hereby designates $8,126,509 and $11,622,045, respectively, as a capital gain distribution with respect to the taxable year ended September 30, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

29

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 53 Funds in Fund Complex	Bruce B. Bingham, 70 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 53 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 56 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 53 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 53 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 56 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law—Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 56 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 • Oversees 53 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

30

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 56 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc.(2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

31

Annual Renewal of Investment Management and Subadvisory Agreements

AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund: Approval of Investment Management and Subadvisory Agreements on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the

Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

32

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

PERFORMANCE.

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG SouthernSun Small Cap Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG SouthernSun U.S. Equity Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Fund’s inception on April 10, 2012 through March 31, 2019 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2500® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG SouthernSun Small Cap Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.25%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG SouthernSun U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all

33

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.09%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted

above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and each Subadvisory Agreement and (b) the Investment

Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

34

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

SouthernSun Asset Management, LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Funds’ proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form NQ. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	37

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	093019	AR076

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG SouthernSun Small Cap Fund	$24,560	$24,740
AMG SouthernSun U.S. Equity Fund	$23,576	$28,138

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG SouthernSun Small Cap Fund	$6,250	$7,774
AMG SouthernSun U.S. Equity Fund	$6,250	$7,774

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)

(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $62,000 and $78,869, respectively. For the fiscal year ended September 30, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 29, 2019

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	November 29, 2019